                                                                    Exhibit 10.1

                         AMERICAN ITALIAN PASTA COMPANY
               2000 EQUITY INCENTIVE PLAN AS AMENDED FEBRUARY 2001

                                   SECTION 1
                              PURPOSE AND DURATION

     1.1  Establishment;  Effective Date.  American Italian Pasta Company hereby establishes  an  incentive  compensation  plan.  This Plan  permits the grant of
Nonqualified  Stock Options,  Incentive Stock Options,  SARs,  Restricted Stock,
Performance  Units and Performance  Shares.  This Plan shall be effective on the date of its adoption by the Company's Board of Directors, subject to approval of the Company's stockholders.

     1.2  Purpose of this Plan. This Plan is intended to attract,  motivate, and retain (a)  employees of the Company and its  Affiliates,  (b)  consultants  who provide significant services to the Company and its Affiliates,  and (c) members of the Board of  Directors  of the  Company  who are  employees  of neither  the
Company nor any Affiliate.  This Plan also is designed to further the growth and financial success of the Company and its Affiliates by aligning the interests of the Participants,  through the ownership of Shares and through other incentives, with the interests of the Company's stockholders.

                                    SECTION 2
                                   DEFINITIONS

     The following words and phrases shall have the following  meanings unless a different meaning is plainly required by the context:

     "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific  section of the 1934 Act or  regulation  thereunder  shall include such section or regulation, any valid regulation promulgated under such section, and any comparable  provision of any future legislation or regulation  amending, supplementing or superseding such section or regulation.

     "Affiliate" means any corporation or any other entity  (including,  but not limited to, partnerships and joint ventures) controlling, controlled by or under common control with the Company.

     "Affiliated  SAR" means an SAR that is granted in connection with a related
Option,  and that  automatically will be deemed to be exercised at the same time that the related Option is exercised.

     "Award" means,  individually  or  collectively,  a grant under this Plan of
Nonqualified  Stock Options,  Incentive Stock Options,  SARs,  Restricted Stock,
Performance Units or Performance Shares.

     "Award  Agreement" means the written  agreement setting forth the terms and provisions applicable to each Award granted under this Plan.

                                      -1-

     "Board"  or  "Board of  Directors"  means  the  Board of  Directors  of the
Company.

     "Board  Member"  means  any  individual  who is a  member  of the  Board of
Directors of the Company.

     "Cause" means,  unless otherwise  defined in any employment  agreement with the Participant or Award Agreement, any one or more of the following:

          (A)  A  Participant's  plea of guilty or no contest  to, or finding of guilty for,  commission of a crime that, in the judgment of the  Committee, may result in injury to the Company or a Subsidiary or to the reputation of the Company or a Subsidiary;

          (B)  The material  violation by the Participant of written policies or established  practices  of the Company or a Subsidiary  including,  but not limited to, anti-discrimination and anti-harassment policies and practices;

          (C)  In the good faith belief of the Company,  the habitual neglect by the Participant in the performance of his or her duties to the Company or a
     Subsidiary after notice by the Committee and thirty days to cure;

          (D)  Action or inaction by the  Participant in connection  with his or her duties to the Company or a Subsidiary resulting, in the judgment of the
     Committee,  in a material  injury to the Company or a Subsidiary  or to the reputation of the Company or a Subsidiary;

          (E)  The rendering of services by the Participant for any organization or business  engaging  directly or  indirectly  in any business  that is or becomes  competitive with the Company or a Subsidiary or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or a Subsidiary;

          (F)  Any attempt by the  Participant  directly or indirectly to induce any  employee  of the  Company or a  Subsidiary  to be  employed or perform services  elsewhere or any attempt directly or indirectly to solicit (other than for the account of the Company or a Subsidiary)  the trade or business of any current or prospective customer, supplier, or partner of the Company or a Subsidiary; or

          (G)  Any  other  conduct  or act  determined  by the  Committee  to be injurious,  detrimental, or prejudicial to any interest of the Company or a
     Subsidiary, including, but not limited to, the reputation of the Company or a Subsidiary.

     "Change in Control" shall have the meaning assigned to such term in Section
12.3.

                                      -2-

     "Code" means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation,  any valid  regulation  promulgated  under such section,  and any
comparable   provision  of  any  future  legislation  or  regulation   amending,
supplementing or superseding such section or regulation.

     "Committee" means the committee appointed by the Board (pursuant to Section
3.1) to administer this Plan.

     "Common Stock" means the Class A Convertible Common Stock, $.001 par value, of the Company.

     "Company" means American Italian Pasta Company, a Delaware corporation, and any successor thereto.  With respect to the definition of Performance Goals, the
Committee in its sole  discretion may determine  that  "Company"  means American
Italian Pasta Company, and/or any of its consolidated subsidiaries.

     "Consultant" means any consultant,  independent  contractor or other person who provides significant  services to the Company or its Affiliates,  but who is neither an Employee nor a Board Member.

     "Disability"  means a permanent and total disability  within the meaning of
Code section 22(e)(3),  provided that in the case of Awards other than Incentive
Stock  Options,  the Committee in its sole  discretion  may determine  whether a
permanent  and  total   disability   exists  in  accordance   with  uniform  and
non-discriminatory standards adopted by the Committee from time to time.

     "Employee"  means any employee of the Company or of an  Affiliate,  whether such  employee  is so  employed  at the time this Plan is  adopted or becomes so employed subsequent to the adoption of this Plan.

     "ERISA"  means the Employee  Retirement  Income  Security  Act of 1974,  as
amended. Reference to a specific section of ERISA or regulation thereunder shall include such section or regulation,  any valid regulation promulgated under such section,  and any comparable  provision of any future  legislation or regulation amending, supplementing or superseding such section or regulation.

     "Exercise  Price"  means the price at which a Share may be  purchased  by a
Participant pursuant to the exercise of an Option.

     "Fair  Market  Value"  means (A) with  respect to any  property  other than
Shares,  the fair market value of such  property  determined  by such methods or procedures as shall be established  from time to time by the Committee,  and (B)
with respect to Shares, unless otherwise determined in the good faith discretion of the  Committee,  as of any  date,  (i)  the  closing  price  on the  date  of determination  on the New York  Stock  Exchange  (or,  if no sale of Shares  was reported for such date, on the next preceding date on which a sale of Shares was reported), (ii) if the Shares are not listed on the New York Stock Exchange, the closing price of the Shares on such other national

                                      -3-

exchange  on which the  Shares  are  principally  traded or as  reported  by the
National Market System,  or similar  organization,  or if no such quotations are available,  the  average  of the  high  bid  and  low  asked  quotations  in the
over-the-counter   market  as  reported  by  the   National   Quotation   Bureau
Incorporated or similar organizations; or (iii) in the event that there shall be no  public  market  for the  Shares,  the fair  market  value of the  Shares  as determined  (which  determination  shall  be  conclusive)  in good  faith by the
Committee,  based upon the value of the Company as a going  concern,  as if such
Shares were  publicly  owned  stock,  but without any  discount  with respect to minority ownership.

     "Fiscal Year" means the fiscal year of the Company.

     "Freestanding SAR" means a SAR that is granted independently of any Option.

     "Grant Date" means,  with respect to an Award,  the date that the Award was granted.

     "Incentive  Stock  Option"  means an Option  to  purchase  Shares  which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

     "Nonemployee  Board  Member" means a Board Member who is not an employee of the Company or of any Affiliate.

     "Nonqualified Stock Option" means an Option to purchase Shares which is not an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

     "Participant" means an Employee, Consultant or Nonemployee Board Member.

     "Performance  Goals" means the goal(s) (or combined goal(s))  determined by the Committee (in its sole  discretion)  to be applicable to a Participant  with
respect   to  an  Award.   For   Awards   that  are   intended   to  qualify  as
"performance-based compensation" under section 162(m) of the Code, as determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted  level or levels  of  achievement  using  one or more of the  following predetermined  measurements:  (a)  earnings  (either  in the  aggregate  or on a per-share basis);  (b) net income (before or after taxes); (c) operating income;
(d) cash  flow;  (e) return  measures  (including  return on  assets,  equity or sales); (f) earnings before or after taxes, and before or after depreciation and amortization; (g) gross revenues; (h) share price (including growth measures and total stockholder  return or attainment by the Shares of a specified value for a specified  period of time);  (i) reductions in expense levels in each case where applicable determined either in a Company-wide basis or in respect of any one or more  business  units;  (j)  net  economic  value;  or  (k)  market  share.  The
Performance  Goals may differ from  Participant to Participant and from Award to
Award.

     "Performance  Period"  shall  have the  meaning  assigned  to such  term in
Section 8.3.

     "Performance  Share" means an Award  granted to a  Participant  pursuant to
Section 8.

                                      -4-

     "Performance  Unit"  means an Award  granted to a  Participant  pursuant to
Section 8.

     "Period of  Restriction"  means the period  during  which the  transfer  of
Shares of  Restricted  Stock are subject to  restrictions  and,  therefore,  the
Shares are subject to a substantial  risk of forfeiture.  As provided in Section
7, such  restrictions  may be based on the passage of time,  the  achievement of target levels of  performance or the occurrence of other events as determined by the Committee in its sole discretion.

     "Plan" means the American Italian Pasta Company 2000 Equity Incentive Plan,
as set forth in this instrument and as hereafter amended from time to time.

     "Reload Option" shall have the meaning assigned in Section 5.9.

     "Restricted  Stock"  means an Award  granted to a  Participant  pursuant to
Section 7.

     "Retirement" means, in the case of an Employee, a Termination of Service by
reason  of  the  Employee's   retirement  pursuant  to  any  retirement  program
instituted by the Company or any Affiliate employer or as otherwise agreed to by the Employer or the applicable Affiliate employer. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement". With respect to a Nonemployee Board Member, "Retirement" means termination of service on the Board at or after age sixty-five (65).

     "Rule  16b-3"  means Rule  16b-3  promulgated  under the 1934 Act,  and any future regulation amending, supplementing or superseding such regulation.

     "Section 16 Person"  means a person  who,  with  respect to the Shares,  is subject to Section 16 of the 1934 Act.

     "Shares" means the shares of Common Stock of the Company.

     "Stock  Appreciation  Right" or "SAR" means an Award,  granted  alone or in connection  with a related  Option,  that is  designated  as a SAR  pursuant  to
Section 6.

     "Subsidiary"  means any  corporation in an unbroken  chain of  corporations beginning  with the  Company  if each of the  corporations  other  than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%)
or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Tandem  SAR"  means an SAR that is granted  in  connection  with a related
Option,  the exercise of which shall require forfeiture of the right to purchase an equal  number  of  Shares  under  the  related  Option  (and  when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

     "Termination of Service" means (a) in the case of an Employee,  a cessation of the employee-employer  relationship between an employee and the Company or an
Affiliate  for any  reason,  including,  but not  limited  to,  a  cessation  by resignation,  discharge, death, Disability,

                                      -5-

Retirement  or the  disaffiliation  of an  Affiliate,  but  excluding  any  such cessation  where  there is a  simultaneous  reemployment  by the  Company  or an
Affiliate,  and (b) in the case of a Board Member or Consultant,  a cessation of the service relationship between a Board Member or Consultant and the Company or an  Affiliate  for any reason,  including,  but not  limited to, a cessation  by resignation,  discharge, death, Disability,  Retirement (with respect to a Board
Member) or the disaffiliation of an Affiliate,  but excluding any such cessation where there is a simultaneous  reengagement of the Board Member or Consultant by the Company or an Affiliate.

                                    SECTION 3
                                 ADMINISTRATION

     3.1  The Committee.  Subject to Section 3.2, the Plan shall be administered by the Board, or a committee  appointed by the Board to administer the Plan. Any references  herein to "Committee"  are  references to the Board,  or a committee established by the Board,  as applicable.  To the extent the Board  considers it
desirable   to  comply   with  or   qualify   under   Rule  16b-3  or  meet  the
performance-based  exception  under  section  162(m) of the Code,  the Committee shall  consist of two or more  directors of the Company,  all of whom qualify as
"outside  directors"  as defined  for  purposes  of the  regulations  under Code section 162(m) and  "non-employee  directors"  within the meaning of Rule 16b-3.
The number of members of the  Committee  shall from time to time be increased or decreased,  and shall be subject to such  conditions,  in each case as the Board deems  appropriate  to permit  transactions  in Shares  pursuant  to the Plan to satisfy such conditions of Rule 16b-3 and Code section 162(m) as then in effect.

     3.2  Authority of the Committee.  Subject to the express  provisions of the
Plan, the Committee has full and final authority and sole discretion as follows:

          (a)  To determine  when, to whom and in what types and amounts  Awards should be granted and the terms and  conditions  applicable  to each Award, and whether or not  specific  Awards  shall be granted in  connection  with other  specific  Awards,  and  if so  whether  they  shall  be  exercisable cumulatively with, or alternatively to, such other specific Awards;

          (b)  To construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

          (c)  To make, amend and rescind rules relating to the Plan,  including rules with respect to the  exercisability and  nonforfeitability  of Awards upon the Termination of Service of a Participant;

          (d)  To determine  the terms and  conditions  of all Award  Agreements
     (which need not be identical) and, with the consent of the Participant,  to amend any such Award  Agreement at any time,  provided  that the consent of the Participant  shall not be required for any amendment which (A) does not adversely  affect the rights of the  Participant,  or (B) is  necessary  or advisable (as  determined by the Committee) to carry out the purpose of the
     Award as a result of any new or change in existing applicable law;

                                      -6-

          (e)  To  cancel,  with the  consent  of the  Participant,  outstanding
     Awards and to grant new Awards in substitution therefor;

          (f)  To accelerate the exercisability (including exercisability within a period  of less  than  six  months  after  the  Grant  Date)  of,  and to accelerate or waive any or all of the terms and  conditions  applicable to, any Award or any group of Awards for any reason and at any time,  including in connection with a Termination of Service;

          (g)  To  make  such   adjustments  or   modifications   to  Awards  to
     Participants  working outside the United States as are advisable to fulfill the purposes of the Plan;

          (h)  To impose such  additional  terms and conditions  upon the grant,
     exercise  or  retention  of  Awards  as  the  Committee   may,   before  or
     concurrently with the grant thereof,  deem appropriate,  including limiting the  percentage  of Awards  which may from time to time be  exercised  by a
     Participant; and

          (i)  To take any other action with respect to any matters  relating to the Plan for which it is responsible.

     3.3  Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide,  may delegate all or any part of its  authority  and  powers  under  this Plan to one or more  Board  Members  or officers of the Company; provided,  however, that the Committee may not delegate its  authority and powers in any way which would  jeopardize  this Plan's or any
Award's qualification under Rule 16b-3 or Code section 162(m).

     3.4  Decisions  Binding.  All  determinations  and  decisions  made  by the
Committee,  the Board and any delegate of the Committee  pursuant to Section 3.3 shall be final,  conclusive,  and binding on all persons, and shall be given the maximum deference permitted by law.

                                   SECTION 4
                 SHARES SUBJECT TO THIS PLAN; GENERAL CONDITIONS

     4.1  Number of Shares. The Shares for which Awards may be granted under the
Plan shall be subject to the following:

          (a)  The Shares  with  respect  to which  Awards may be made under the
     Plan shall be Shares currently authorized but unissued or currently held or subsequently  acquired by the Company as treasury shares,  including Shares purchased in the open market or in private transactions.

          (b)  Subject to  adjustment as provided in Sections 4.2 and 4.3 and to the following  provisions of this Section 4.1, the maximum number of Shares that may be delivered to  Participants  and their  beneficiaries  under the
     Plan  shall be  equal to the sum of:  (i)  1,000,000  Shares;  and (ii) any
     Shares  available  for  future  awards  under  the  Company's  1997  Equity
     Incentive  Plan (the "Prior Plan") as of the  effective  date of this Plan, and any Shares that are  represented by awards granted under the Prior Plan which

                                      -7-

     are forfeited,  expire or are canceled  without delivery of Shares or which result in the forfeiture of Shares back to the Company.

          (c)  If the Exercise Price of, or the tax withholding  with respect to any  Award  granted  under  the  Plan or the  Prior  Plan is  satisfied  by
     tendering   Shares  to  the  Company  (by  either  actual  delivery  or  by attestation),  such Shares shall also be available  for delivery  under the
     Plan.

          (d)  Notwithstanding  anything to the contrary in this Section 4.1, in no event, shall grants of Incentive Stock Options exceed 1,000,000 Shares.

     4.2  Lapsed  Awards.  If an  Award is  settled  in  cash,  or is  canceled, terminates,  expires  or  lapses  for any  reason  (with  the  exception  of the termination  of a  Tandem  SAR  upon  exercise  of the  related  Option,  or the termination of a related Option upon exercise of the corresponding  Tandem SAR), any Shares subject to such Award thereafter shall be available to be the subject of  another  Award.  With  respect to an Award  that is  intended  to qualify as
"performance-based  compensation"  under section 162(m) of the Code, if an Award is  cancelled,  the Shares  subject to the Award  continue to count  against the maximum number of Shares under an Award which may be granted to a Participant in any fiscal year.

     4.3  Adjustments  in  Awards  and  Authorized  Shares.  In the event of any
merger,    reorganization,    consolidation,    recapitalization,    separation,
liquidation,  stock dividend, stock split, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares  which may be  delivered  under this Plan, the number,  class and price of Shares  subject to outstanding  Awards,  and the numerical  limits  of  Sections  4.1,  5.1,  6.1,  7.1  and  8.1,  or if  deemed appropriate,  make  provision for a cash payment to the holder of an outstanding
Award,  in such a  manner  as the  Committee  (in  its  sole  discretion)  shall determine to be advisable or  appropriate  to prevent the dilution or diminution of such Awards.  In each case, with respect to Awards of Incentive Stock Options no such  adjustment  shall be authorized to the extent that such authority would cause  the  Plan to  violate  section  422(b)(1)  of the  Code or any  successor provision thereto.  Notwithstanding the preceding,  the number of Shares subject to any Award always shall be a whole number.

     4.4  Buy-Out  Provision.  The  Committee may at any time offer on behalf of the  Company to buy out,  for a payment in cash or Shares,  an Award  previously granted,  based on such  terms  and  conditions  as the  Committee,  in its sole discretion, shall establish and communicate to the applicable Participant at the time such offer is made.

     4.5  Restrictions on Share  Transferability.  The Committee may impose such restrictions on any Shares  acquired  pursuant to the exercise of an Award as it may deem  advisable or appropriate in its sole  discretion,  including,  but not limited to,  restrictions  related to applicable  Federal  securities  laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.

                                      -8-

     4.6  Cancellation and Rescission of Awards.

          (a)  Unless the Award Agreement specifies otherwise, the Committee may cancel,  rescind,  suspend,  withhold or  otherwise  limit or restrict  any unexercised  Award at any time if the Participant is not in compliance with all  applicable  provisions  of the Award  Agreement and the Plan or if the
     Participant has a Termination of Service for Cause.

          (b)  Upon  exercise,  payment or delivery  pursuant  to an Award,  the
     Participant  shall certify in a manner acceptable to the Company that he or she is in  compliance  with the terms and  conditions  of the Plan.  In the event a Participant fails to comply with the provisions of this Section 4.6 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award,  such exercise,  payment or delivery may be rescinded by the  Company  within  two  years  thereafter.  In the  event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or  delivery  in such  manner  and on such terms and  conditions  as may be required,  and the Company shall be entitled to set-off  against the amount of any such gain any amount owed to the Participant by the Company.

     4.7  Loans and  Guarantees.  The  Committee may in its  discretion  allow a
Participant  to defer  payment to the  Company of all or any  portion of (i) the
Exercise  Price of an Option,  (ii) the purchase price of Restricted  Stock,  if any, or (iii) subject to applicable law, any taxes associated with the exercise, nonforfeitability  of, or payment of benefits in connection  with, an Award,  or cause the Company to guarantee a loan from a third party to the Participant,  in an amount  equal to all or any portion of such  Exercise  Price,  or any related taxes.  Any such payment  deferral or guarantee by the Company  shall be on such terms and conditions as the Committee may determine.

                                    SECTION 5
                                  STOCK OPTIONS

     5.1  Grant of Options.  Subject to the terms and  provisions  of this Plan,
Options  may be  granted  to  Participants  at any time and from time to time as determined by the Committee in its sole discretion.  The Committee,  in its sole discretion,  shall  determine  the  number of  Shares  subject  to each  Option;
provided,  however, that during any Fiscal Year, no Participant shall be granted
Options  covering more than 500,000  Shares.  The Committee may grant  Incentive
Stock Options, Nonqualified Stock Options, or any combination thereof.

     5.2  Award Agreement.  Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price,  the expiration  date of the Option,  the number of Shares to which the Option pertains, any conditions to exercise of the
Option  and such  other  terms  and  conditions  as the  Committee,  in its sole discretion,  shall determine. The Award Agreement also shall specify whether the
Option is intended  to be an  Incentive  Stock  Option or a  Nonqualified  Stock
Option.

                                      -9-

     5.3  Exercise  Price.  Subject to the  provisions  of this Section 5.3, the
Exercise  Price for each Option shall be determined by the Committee in its sole discretion.

         5.3.1 Non-Qualified  Stock Options. In the case of a Nonqualified Stock
     Option,  the Exercise Price may not be less than the Fair Market Value of a
     Share on the Grant Date; provided however,  that the Committee may, where a
     Nonqualified  Stock Option is issued in lieu of a  Participant's  salary or cash bonus,  set the Exercise  Price at no less than 85% of the Fair Market
     Value of a Share on the Grant Date.

         5.3.2 Incentive  Stock  Options.  In the  case  of an  Incentive  Stock
     Option,  the  Exercise  Price  shall be not less than one  hundred  percent
     (100%) of the Fair  Market  Value of a Share on the Grant  Date;  provided, however,  that if on the Grant Date,  the Employee  (together  with persons whose stock  ownership is  attributed  to the Employee  pursuant to section
     424(d)  of the  Code)  owns  stock  possessing  more  than 10% of the total combined  voting power of all classes of stock of the Company or any of its
     Subsidiaries,  the  Exercise  Price  shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

         5.3.3 Substitute  Options.  Notwithstanding  the provisions of Sections
     5.3.1 and 5.3.2, in the event that the Company or an Affiliate  consummates
     a  transaction   described  in  section  424(a)  of  the  Code  (e.g.,  the acquisition  of property or stock from an unrelated  corporation),  persons who  become  Participants  on account  of such  transaction  may be granted
     Options in  substitution  for options  granted by such  former  employer or recipient  of  services.  If  such  substitute  Options  are  granted,  the
     Committee, in its sole discretion and consistent with section 424(a) of the
     Code,  may determine  that such  substitute  Options shall have an exercise price less than one hundred  (100%) of the Fair Market  Value of the Shares on the Grant Date.

     5.4  Expiration of Options.

         5.4.1 Expiration  Dates.  Except as provided  in Section 5.8  regarding
     Incentive  Stock Options,  each Option shall  terminate upon the earlier of the first to occur of the following events:

               (a)  The date(s) for  termination  of the Option set forth in the
         Award Agreement; or

               (b)  The expiration of ten (10) years from the Grant Date.

         5.4.2 Committee Discretion. Subject to the limits of Section 5.4.1, the
     Committee,  in its  sole  discretion,  (a)  shall  provide  in  each  Award
     Agreement when each Option expires and becomes unexercisable,  and (b) may, after an Option is granted,  extend the maximum term of the Option (subject to Section 5.8 regarding Incentive Stock Options).

                                      -10-

     5.5  Exercisability  of Options.  Options  granted under this Plan shall be exercisable at such times and be subject to such  restrictions and conditions as the  Committee  shall  determine  in its sole  discretion.  After an  Option  is
granted,   the   Committee,   in  its  sole   discretion,   may  accelerate  the
exercisability  of the  Option.  If the  Committee  provides  that any Option is exercisable  only in  installments,  the  Committee  may at any time  waive such installment exercise  provisions,  in whole or in part, based on such factors as the Committee may determine.

     5.6  Termination  of  Service.  Each  Award  Agreement  shall set forth the extent to which the  Participant  shall  have the right to  exercise  the Option following  Termination of Service.  Such  provisions  shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be  uniform  among all  Options  granted  under the  Plan,  and may  reflect distinctions based on the reasons for Termination of Service.

     5.7  Payment. Options shall be exercised by the Participant's delivery of a written  notice of exercise to the  Secretary of the Company (or its  designee), setting  forth the  number of Shares  with  respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     Upon the exercise of any Option, the Exercise Price shall be payable to the
Company  in  full  in  cash  or its  equivalent.  The  Committee,  in  its  sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total
Exercise  Price,  or (b) by any other  means  which the  Committee,  in its sole discretion,  determines (i) to provide legal  consideration for the Shares,  and
(ii) to be consistent with the purposes of this Plan.

     As soon as practicable after receipt of a written  notification of exercise and full  payment for the Shares  purchased,  the Company  shall  deliver to the
Participant (or the Participant's  designated broker), Share certificates (which may be in book entry form) representing such Shares.

     5.8  Certain Additional Provisions for Incentive Stock Options.

         5.8.1 Exercisability.  The aggregate  Fair Market Value  (determined on the Grant  Date(s)) of the Shares  with  respect to which  Incentive  Stock
     Options  are  exercisable  for the first  time by any  Employee  during any calendar year (under all plans of the Company and its  Subsidiaries)  shall not exceed $100,000.

         5.8.2 Termination  of  Service.   No  Incentive  Stock  Option  may  be
     exercised more than three (3) months after the Participant's Termination of
     Service  for any reason  other  than  Disability  or death,  unless (a) the
     Participant  dies  during  such  three-month  period,  and  (b)  the  Award
     Agreement or the  Committee  permits  later  exercise.  No Incentive  Stock
     Option  may be  exercised  more than one (1) year  after the  Participant's termination  of  employment  on  account  of  Disability,  unless  (a)  the
     Participant dies during such one-year  period,  and (b) the Award Agreement or the Committee permits later exercise.

                                      -11-

         5.8.3 Company and  Subsidiaries  Only.  Incentive  Stock Options may be
     granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

         5.8.4 Expiration.  No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided,  however,  that if the Option is granted to an Employee  who,  together  with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock  possessing more than 10% of the total combined voting power of all  classes of stock of the  Company or any of its  Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

         5.8.5 Nontransferable.  Each Incentive  Stock Option shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised,  during the Participant's  lifetime, only by the Participant;  provided,  however,  that the Participant may, to the extent  provided in the Plan in any manner  specified by the Committee, designate in writing a beneficiary  to exercise his or her Incentive  Stock
     Option after the Participant's death.

     5.9  Repricing of Options. The Company may not reprice,  replace or regrant an outstanding  Option either in connection with the cancellation of such Option or by amending an Award Agreement to lower the Exercise Price of such Option.

     5.10 Grant of Reload  Options.  The Committee  may in  connection  with the grant of an Option,  in the Award Agreement,  provide that a Participant who (i)
is a Participant  when he or she exercises an Option (the  "Exercised  Option"),
(ii) has not  received a Reload  Option (as  defined  below)  within the six (6)
months prior to such  exercise,  and (iii)  satisfies the Exercise  Price or any required tax withholding  applicable thereto with Shares which have been held by the Participant  for at least six (6) months,  shall  automatically  be granted, subject to Section 3, an additional  Option ("Reload Option") in an amount equal to the sum  ("Reload  Number") of the number of Shares  tendered to exercise the
Exercised Option plus, if so provided by the Committee, the number of Shares, if any,  retained by the Company in  connection  with the exercise of the Exercised
Option to satisfy  any  federal,  state or local tax  withholding  requirements;
provided that no Reload Option shall be granted in connection  with the exercise of an Option that has been transferred by the initial Participant  thereof.  All
Reload Options shall be Nonqualified Stock Options.

     5.11 Conditions on Reload  Options.  Reload Options shall be subject to the following terms and conditions:

          (a)  The  Grant  Date  for  each  Reload  Option  shall be the date of exercise of the Exercised Option to which it relates.

          (b)  Unless otherwise  determined by the Committee,  the Reload Option shall be fully vested and may be exercised at any time during the remaining term of the Exercised  Option  (subject to earlier  termination  thereof as provided in the Plan or in the applicable Award Agreement).

                                      -12-

          (c)  Unless  otherwise  determined by the Committee,  the terms of the
     Reload  Option  shall be the same as the terms of the  Exercised  Option to which it relates,  except  that the  Exercise  Price for the Reload  Option shall,  in every case,  be 100% of the Fair Market  Value of a Share on the
     Grant Date of the Reload Option.

          (d)  Each Award  Agreement  shall  state  whether  the  Committee  has authorized  Reload  Options with respect to the  underlying  Stock Options.
     Upon the exercise of an Underlying Stock Option or other Reload Option, the
     Reload  Option will be evidenced by an  amendment to the  underlying  Award
     Agreement or a new Award Agreement.

          (e)  No additional  Reload  Options  shall be granted to  Participants when Stock  Options  and/or Reload  Options are  exercised  pursuant to the terms of this Plan  following  Termination of Service with the Company or a
     Subsidiary.

                                   SECTION 6
                            STOCK APPRECIATION RIGHTS

     6.1  Grant of SARs.  Subject to the terms and  conditions  of this Plan, an
SAR may be granted to Participants at any time and from time to time as shall be determined by the  Committee,  in its sole  discretion.  The Committee may grant
Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

         6.1.1 Number of Shares. The Committee shall have complete discretion to determine  the number of SARs  granted to any  Participant,  provided  that during any Fiscal Year, no Participant  shall be granted SARs covering more than 500,000 Shares.

         6.1.2 Exercise  Price and Other Terms.  The  Committee,  subject to the provisions of this Plan,  shall have  complete  discretion to determine the terms and  conditions of SARs granted under this Plan;  provided,  however, that the exercise  price of a  Freestanding  SAR shall be not less than one hundred  percent  (100%) of the Fair  Market  Value of a Share on the Grant
     Date.  The  exercise  price of Tandem or  Affiliated  SARs shall  equal the
     Exercise Price of the related Option.

     6.2  Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares  subject to the related  Option upon the surrender of the right to exercise  the  equivalent  portion of the  related  Option.  A Tandem SAR may be exercised  only with respect to the Shares for which its related  Option is then exercisable.  With  respect  to a  Tandem  SAR  granted  in  connection  with an
Incentive  Stock  Option:  (a) the  Tandem  SAR shall  expire no later  than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with  respect to the Tandem  SAR shall be for no more than one  hundred  percent
(100%) of the difference between the Exercise Price of the underlying  Incentive
Stock Option and the Fair Market Value of the Shares  subject to the  underlying
Incentive  Stock  Option at the time the  Tandem SAR is  exercised;  and (c) the
Tandem SAR shall be  exercisable  only when the Fair Market  Value of the Shares subject  to the  Incentive  Stock  Option  exceeds  the  Exercise  Price  of the
Incentive Stock Option.

                                      -13-

     6.3  Exercise of Affiliated  SARs. An Affiliated  SAR shall be deemed to be exercised  upon the exercise of the related  Option.  The deemed  exercise of an
Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

     6.4  Exercise of Freestanding SARs.  Freestanding SARs shall be exercisable on such terms and conditions as the  Committee,  in its sole  discretion,  shall determine.

     6.5  SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise  price,  the term of the SAR, the  conditions of exercise,  and such other terms and  conditions  as the  Committee,  in its sole discretion, shall determine.

     6.6  Expiration  of SARs.  An SAR granted under this Plan shall expire upon the date determined by the Committee,  in its sole  discretion,  as set forth in the Award Agreement.  Notwithstanding the foregoing, the terms and provisions of
Section 5.4 also shall apply to SARs.

     6.7  Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled  to  receive  payment  from the  Company  in an  amount  determined  by multiplying:

          (a)  The positive  difference between the Fair Market Value of a Share on the date of exercise over the exercise price; by

          (b)  The number of Shares with respect to which the SAR is exercised.

     At the sole discretion of the Committee,  the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in any combination thereof.

                                   SECTION 7
                                RESTRICTED STOCK

     7.1  Grant of Restricted Stock. Subject to the terms and provisions of this
Plan,  the  Committee,  at any time and from time to time,  may grant  Shares of
Restricted  Stock to Participants in such amounts as the Committee,  in its sole discretion,  shall  determine.  The  Committee,  in its sole  discretion,  shall determine  the  number of Shares to be granted  to each  Participant;  provided, however,  that during any Fiscal Year,  no  Participant  shall receive more than
500,000 Shares of Restricted Stock. The Committee shall determine the amount, if any, that a Participant  shall pay for Restricted  Stock,  subject to applicable requirements of the Delaware General  Corporation Law. Restricted Stock which is awarded to a Participant as an incentive for such Participant to remain employed by the Company shall have a minimum three year Period of Restriction. Restricted
Stock  awarded  to  a  Participant  as  an  incentive  for  such   Participant's
performance as an employee shall have a minimum one year Period of Restriction.

     7.2  Restricted  Stock  Agreement.  Each Award of Restricted Stock shall be evidenced by an Award  Agreement  that shall specify the Period of  Restriction, the  number of Shares  granted,  and such  other  terms  and  conditions  as the
Committee, in its sole discretion, shall

                                      -14-

determine.  Unless the Committee, in its sole discretion,  determines otherwise,
Shares of  Restricted  Stock shall be held by the Company as escrow  agent until the end of the applicable Period of Restriction.

     7.3  Transferability.  Except as otherwise determined by the Committee,  in its sole discretion,  Shares of Restricted  Stock may not be sold,  transferred, gifted,  bequeathed,  pledged, assigned, or otherwise alienated or hypothecated, voluntarily  or  involuntarily,  until  the  end of  the  applicable  Period  of
Restriction.

     7.4  Other Restrictions.  The Committee, in its sole discretion, may impose such other  restrictions on Shares of Restricted  Stock as it may deem advisable or appropriate in accordance with this Section 7.4.

         7.4.1 General  Restrictions.  The Committee may set restrictions  based upon (a) the achievement of specific performance objectives  (Company-wide, divisional or individual), (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its sole discretion.

         7.4.2 Section  162(m)   Performance   Restrictions.   For  purposes  of
     qualifying grants of Restricted Stock as  "performance-based  compensation"
     under section 162(m) of the Code, the  Committee,  in its sole  discretion, may set restrictions  based upon the achievement of Performance  Goals. The
     Performance  Goals  shall be set by the  Committee  on or before the latest
     date   permissible   to  enable   the   Restricted   Stock  to  qualify  as
     "performance-based  compensation"  under  section  162(m) of the  Code.  In granting  Restricted  Stock that is intended to qualify  under Code section
     162(m),  the Committee shall follow any procedures  determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure  qualification  of the Restricted Stock under Code section 162(m)
     (e.g., in determining the Performance Goals).

         7.4.3 Legend on  Certificates.  The Committee,  in its sole discretion,
     may  legend  the  certificates   representing   Restricted  Stock  to  give
     appropriate  notice of such  restrictions.  For example,  the Committee may determine that some or all certificates  representing  Shares of Restricted
     Stock shall bear the following legend:

          "THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS
          CERTIFICATE,  WHETHER VOLUNTARY,  INVOLUNTARY, OR BY OPERATION OF LAW,
          IS SUBJECT TO CERTAIN  RESTRICTIONS  ON  TRANSFER  AS SET FORTH IN THE
          AMERICAN  ITALIAN PASTA COMPANY 2001 EQUITY  INCENTIVE  PLAN, AND IN A
          RESTRICTED  STOCK  AGREEMENT.  A COPY OF THIS PLAN AND SUCH RESTRICTED
          STOCK AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF AMERICAN ITALIAN
          PASTA COMPANY."

     7.5  Removal of Restrictions.  Except as otherwise provided in this Section
7, Shares of Restricted  Stock covered by each Restricted Stock grant made under this Plan shall be released from escrow as soon as practicable  after the end of the applicable Period of Restriction.

                                      -15-

The  Committee,  in its sole  discretion,  may  accelerate the time at which any restrictions  shall  lapse and  remove  any  restrictions.  After the end of the applicable Period of Restriction,  the Participant shall be entitled to have any legend or legends under Section 7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

     7.6  Voting Rights. During the Period of Restriction,  Participants holding
Shares of  Restricted  Stock  granted  hereunder may exercise full voting rights with respect to those Shares,  unless the applicable  Award  Agreement  provides otherwise.

     7.7  Dividends and Other  Distributions.  During the Period of Restriction,
Participants holding Shares of Restricted Stock shall be entitled to receive all dividends  and other  distributions  paid with  respect  to such  Shares  unless otherwise  provided in the applicable Award Agreement.  If any such dividends or distributions  are paid in  Shares,  the  Shares  shall be  subject  to the same restrictions on  transferability  and forfeitability as the Shares of Restricted
Stock with respect to which they were paid.

     7.8  Return of  Restricted  Stock to Company.  On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and  thereafter  shall be available for grant under this Plan.

     7.9  Termination of Service.  Each  Restricted  Stock Award Agreement shall set forth the  extent to which the  Participant  shall have the right to receive unvested  Restricted  Stock  following his or her  Termination of Service.  Such provision shall be determined in the sole discretion of the Committee,  shall be included in the Award Agreement entered into with each Participant,  need not be uniform among all Restricted  Stock issued  pursuant to the Plan and may reflect distinctions based on the reasons for termination.

                                   SECTION 8
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

     8.1  Grant of Performance  Units/Shares.  Performance Units and Performance
Shares  may be  granted to  Participants  at any time and from time to time,  as shall be  determined by the  Committee,  in its sole  discretion.  The Committee shall have complete  discretion in determining  the number of Performance  Units and Performance  Shares granted to each  Participant;  provided,  however,  that during any Fiscal Year,  (a) no  Participant  shall  receive  Performance  Units having an initial  value  greater than the value of 250,000  Shares,  and (b) no
Participant shall receive more than 250,000 Performance Shares.

     8.2  Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is  established by the Committee on or before the Grant Date.
Each  Performance  Share  shall have an initial  value  equal to the Fair Market
Value of a Share on the Grant Date.

     8.3  Performance  Objectives  and  Other  Terms.  The  Committee  shall set performance  objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of  Performance  Units or
Performance Shares, or both, that will be paid out to the Participants. The time period during which the  performance  objectives must be

                                      -16-

met shall be called the "Performance Period". Each Award of Performance Units or
Performance  Shares shall be evidenced by an Award  Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion,  shall determine. A Performance Period may not be less than one year.

         8.3.1 General Performance Objectives. The Committee may set performance objectives  based upon (a) the achievement of  Company-wide,  divisional or individual  goals, (b) applicable  Federal or state securities laws, or (c)
     any other basis determined by the Committee in its discretion.

         8.3.2 Section   162(m)   Performance   Objectives.   For   purposes  of
     qualifying   grants  of  Performance   Units  or   Performance   Shares  as
     "performance-based  compensation"  under  section  162(m) of the Code,  the
     Committee,  in its sole  discretion,  may  determine  that the  performance objectives  applicable to Performance  Units or Performance  Shares, as the
     case may be, shall be based on the  achievement of Performance  Goals.  The
     Performance  Goals  shall be set by the  Committee  on or before the latest date permissible to enable the Performance Units or Performance  Shares, as the case may be,  to  qualify  as  "performance-based  compensation"  under section  162(m) of the Code. In granting  Performance  Units or Performance
     Shares  which are  intended  to qualify  under  Code  section  162(m),  the
     Committee shall follow any procedures determined by it from time to time to be necessary or appropriate in its sole discretion to ensure  qualification of the Performance  Units or Performance  Shares, as the case may be, under
     Code section 162(m) (e.g., in determining the Performance Goals).

     8.4  Earning of Performance Units/Shares.  After the applicable Performance
Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of  Performance  Units or Performance
Shares,  as the case may be,  earned  by the  Participant  over the  Performance
Period,  to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit or Performance Share.

     8.5  Form and  Timing of Payment of  Performance  Units/Shares.  Payment of
earned  Performance  Units  or  Performance  Shares  shall  be  made  as soon as practicable after the end of the applicable  Performance  Period. The Committee, in its sole discretion,  may pay earned  Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate  Fair Market Value equal to the value of the earned Performance Units or Performance  Shares, as the case may be, at the end of the applicable  Performance Period), or in any combination thereof.

     8.6  Cancellation of Performance  Units/Shares.  On the earlier of the date set forth in the Award  Agreement or the  Participant's  Termination  of Service
(other than by death,  Disability or, with respect to an Employee,  Retirement), all  unearned or  unvested  Performance  Units or  Performance  Shares  shall be forfeited to the Company, and thereafter shall be available for grant under this
Plan. In the event of a Participant's  death,  Disability or, with respect to an
Employee,  Retirement,  prior to the end of a Performance  Period, the Committee shall reduce his or her

                                      -17-

Performance  Units or Performance  Shares  proportionately  based on the date of such Termination of Service.

                                    SECTION 9
                                  MISCELLANEOUS

     9.1  Deferrals.  The  Committee,  in its  sole  discretion,  may  permit  a
Participant  to defer  receipt of the payment of cash or the  delivery of Shares that  would  otherwise  be due to such  Participant  under  an  Award.  Any such deferral  election  shall be subject to such  rules and  procedures  as shall be determined by the Committee in its sole discretion.

     9.2  No  Effect on  Employment  or  Service.  Nothing  in this  Plan  shall interfere  with or limit in any way the right of the  Company to  terminate  any
Participant's  employment  or service at any time,  with or without  Cause.  For purposes  of this Plan,  transfer of  employment  of a  Participant  between the
Company and any of its Affiliates (or between  Affiliates) shall not be deemed a
Termination of Service.  Employment or secure  relationship with the Company and its  Affiliates is on an at-will  basis only,  unless  otherwise  provided by an applicable  written  employment or service agreement between the Participant and the Company or its Affiliate, as the case may be.

     9.3  Participation.  No Participant  shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     9.4  Indemnification. Each person who is or shall have been a member of the
Committee,  or of the  Board,  shall be  indemnified  and held  harmless  by the
Company  against and from (a) any loss,  cost,  liability or expense  (including attorneys'  fees) that may be imposed upon or reasonably  incurred by him or her in connection  with or resulting from any claim,  action,  suit or proceeding to which he or she may be a party or in which he or she may be  involved  by reason of any action  taken or  failure to act under this Plan or any Award  Agreement, and (b) from any and all amounts paid by him or her in settlement thereof,  with the Company's prior written  approval,  or paid by him or her in satisfaction of any judgment in any such claim,  action,  suit or proceeding against him or her;
provided,  however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of  indemnification shall not be  exclusive  of any other  rights of  indemnification  to which such persons may be entitled  under the Company's  Certificate  of  Incorporation  or
Bylaws,  by contract,  as a matter of law or otherwise,  or under any power that the Company may have to indemnify them or hold them harmless.

     9.5  Successors.  All  obligations  of the  Company  under this Plan,  with respect to Awards  granted  hereunder,  shall be binding on any successor to the
Company,  whether the  existence of such  successor is the result of a direct or indirect purchase,  merger,  consolidation or otherwise, of all or substantially all of the business or assets of the Company.

     9.6  Beneficiary Designations. If permitted by the Committee, a Participant under this Plan may name a beneficiary or  beneficiaries  to whom any vested but unpaid Award shall be

                                      -18-

paid in the event of the Participant's death. Each such designation shall revoke all prior  designations  by the Participant and shall be effective only if given in a form and manner  acceptable  to the  Committee.  In the absence of any such designation,  any vested benefits  remaining unpaid at the  Participant's  death shall be paid to the Participant's estate and, subject to the terms of this Plan and of the  applicable  Award  Agreement,  any  unexercised  vested Award may be exercised by the administrator or executor of the Participant's estate.

     9.7  Transferability of Awards.  Unless otherwise provided by the Committee in  an  Award  Agreement,  no  Award  granted  under  this  Plan  may  be  sold, transferred,  pledged,  assigned or otherwise  alienated or hypothecated,  other than by will, by the laws of descent and distribution,  or to the limited extent provided in Section 9.6.

     9.8  No Rights as  Stockholder.  Except to the limited  extent  provided in
Sections 7.6 and 7.7, no Participant  (nor any  beneficiary  thereof) shall have any of the rights or privileges of a stockholder  of the Company with respect to any Shares issuable pursuant to an Award (or the exercise  thereof),  unless and until certificates  representing such Shares shall have been issued, recorded on the records of the Company or its transfer  agents or registrars,  and delivered to the Participant (or his or her beneficiary).

                                   SECTION 10
                       AMENDMENT, TERMINATION AND DURATION

     10.1 Amendment,   Suspension,  or  Termination.  The  Board,  in  its  sole
discretion,  may amend or terminate this Plan, or any part thereof,  at any time and for any reason;  provided,  however,  that the Board will obtain stockholder approval for any amendment which materially increases the number of Shares which may be  delivered  to  Participants  under this  Plan,  materially  changes  the categories  of  Participants  who may  participate  in this Plan,  and any other amendment which would require stockholder  approval pursuant to the rules of the
New York Stock Exchange, any other applicable national security exchange, or any applicable laws or regulations.

     10.2 No Award may be  granted  during  any  period of  suspension  or after termination of this Plan.

     10.3 Duration of this Plan.  This Plan shall  become  effective on the date specified  herein,  and subject to Section 10.1  (regarding the Board's right to amend or  terminate  this Plan),  shall remain in effect  thereafter;  provided, however,  that without further stockholder  approval,  no Incentive Stock Option may be granted under this Plan after the tenth anniversary of the effective date of this Plan.

                                   SECTION 11
                                 TAX WITHHOLDING

     11.1 Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the  Company,  or  require  a  Participant

                                      -19-

to remit to the Company,  an amount  sufficient  to satisfy  Federal,  state and local  taxes  (including  the  Participant's  FICA  obligation)  required  to be withheld with respect to such Award (or the exercise thereof).

     11.2 Withholding  Arrangements.  The Committee,  in its sole discretion and pursuant to such  procedures  as it may specify from time to time,  may permit a
Participant to satisfy such tax withholding obligation,  in whole or in part, by
(a) electing to have the Company withhold otherwise  deliverable  Shares, or (b)
delivering  to the Company  Shares then owned by the  Participant  having a Fair
Market  Value  equal to the amount  required to be  withheld.  The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made,  not to exceed the amount  determined by using the maximum federal,  state or local marginal income tax rates  applicable to the  Participant  with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or  delivered  shall be  determined  as of the date that the taxes are required to be withheld.

     11.3 Notification  under  Code  section  83(b).  If  the  Participant,   in
connection  with the exercise of any Option,  or the grant of Restricted  Stock, makes the election  permitted under section 83(b) of the Code to include in such
Participant's  gross  income in the year of transfer  the amounts  specified  in section  83(b) of the Code,  then such  Participant  shall notify the Company of such  election  within 10 days after filing the notice of the election  with the
Internal  Revenue Service,  in addition to any filing and notification  required pursuant to  regulations  issued under section 83(b) of the Code.  The Committee may,  in  connection  with the  grant  of an  Award  or at any time  thereafter, prohibit a Participant from making the election described above.

                                   SECTION 12
                                CHANGE IN CONTROL

     12.1 Change in Control. In the event of a Change in Control of the Company, all  Awards  granted  under  this Plan that  then are  outstanding  and not then exercisable or are subject to restrictions, shall, except as provided in Section
12.2,  or  unless  otherwise  provided  for in the Award  Agreements  applicable thereto, become immediately exercisable,  and all restrictions shall be removed, as of the  first  date  that the  Change  in  Control  has been  deemed  to have occurred,  and  shall  remain  as such for the  remaining  life of the  Award as provided herein and within the provisions of the related Award Agreements.

Notwithstanding  the  preceding  sentence,  in the event that the  Committee  is advised by the Company's  independent  auditors that the effect of the preceding sentence  would be to  preclude  the  ability of the  Company to account  for an acquisition or merger  transaction as a pooling of interests,  the Committee may declare the preceding sentence to be inoperable to such extent as the Committee, in its sole discretion, deems advisable.

     12.2 Adjustments  upon  Merger or Asset  Sale.  In the event of a Change in
Control  under  Section  12.3(c) or (d)(ii) (a  "Section  12.2  Event")  and the
successor  corporation does not either (i) assume each outstanding Award or (ii)
substitute  an  equivalent  award by the  successor  corporation  or a Parent or
Subsidiary  of the  successor  corporation,  then the Award shall fully

                                      -20-

vest and become  immediately  exercisable  and the  Committee  shall  notify the
Participant that the Award shall be exercisable for a period of twenty-five (25)
days  from the date of such  notice,  and the  Award  shall  terminate  upon the expiration of such period unless exercised.  For the purposes of this paragraph, the Award shall be considered  assumed if, following the Section 10.2 Event, the
Award  confers the right to purchase or receive,  for each Share  subject to the
Award immediately prior to the Section 12.2 Event, equal consideration  (whether stock,  cash,  or other  securities or property) as received in the Section 12.2
Event by holders of each Share of common stock held on the effective date of the transaction  (and if holders of Shares were  offered a choice of  consideration, the type of consideration chosen by the holders of a majority of the outstanding
Shares);  provided,  however, that if such consideration received in the Section
12.2 Event was not  solely  common  stock of the  successor  corporation  or its
Parent,  the  Committee  may,  with the  consent of the  successor  corporation, provide for the consideration to be received upon the exercise of the Award, for each Share  subject to the award,  to be cash and/or other  securities  equal in fair market value to the per share  consideration  received by holders of common stock in the merger or sale of assets.

     12.3 Definition.  For  purposes of this  Section 12, a Change in Control of the Company shall be deemed to have occurred if the  conditions set forth in any one or more of the following  shall have been  satisfied,  unless such condition shall  have  received  prior  approval  of a  majority  vote  of the  Continuing
Directors,  as defined  below,  indicating  that this Section 12 shall not apply thereto:

          (a)  any "person", as such term is used in Sections 13(d) and 14(d) of the 1934 Act  (other  than the  Company,  any  trustee  or other  fiduciary holding  securities  under an employee  benefit  plan of the Company or any corporation  owned,  directly or  indirectly,  by the  stockholders  of the
     Company in  substantially  the same proportions as their ownership of stock of the Company),  is or becomes the "beneficial  owner" (as defined in Rule
     13(d)(3) under the Exchange Act), directly or indirectly,  of securities of the Company  representing  more than fifty  percent  (50%) of the Company's then outstanding  securities or 51% or more of the combined voting power of the Company's then outstanding securities;

          (b)  during any period of two  consecutive  years (not  including  any period prior to the Effective  Date of this Plan),  individuals  ("Existing
     Directors")  who at the  beginning of such period  constitute  the Board of
     Directors,  and any new board member (an "Approved Director") (other than a board member  designated by a person who has entered into an agreement with the Company to effect a transaction  described in paragraph (a), (b) or (c)
     of  this  Section  12.3)  whose  election  by the  Board  of  Directors  or nomination  for election by the  Company's  shareholders  was approved by a vote of a least  two-thirds (2/3) of the board members then still in office who either  were  board  members  at the  beginning  of the period or whose election or nomination for election  previously  was so approved  (Existing
     Directors  together  with  Approved  Directors   constituting   "Continuing
     Directors"),  cease for any reason to constitute at least a majority of the
     Board of Directors; or

                                      -21-

          (c)  the  consummation of the merger or  consolidation  of the Company with  any  other  corporation,  other  than a  merger  with a  wholly-owned subsidiary,  the sale of substantially all of the assets of the Company, or the  liquidation or dissolution  of the Company,  unless,  in the case of a merger or consolidation,  (x) the directors in office  immediately prior to such merger or consolidation will constitute at least majority of the Board of the surviving corporation of such merger or consolidation and any parent
     (as such term is  defined  in Rule 12b-2  under the  Exchange  Act) of such corporation,  or (y)  the  voting  securities  of the  Company  outstanding immediately prior thereto represent (either by remaining  outstanding or by being converted into voting  securities of the surviving  entity) more than
     66-2/3%  of the  combined  voting  power of the  voting  securities  of the
     Company or such surviving entity and are owned by all or substantially  all of the persons who were the holders of the voting securities of the Company immediately  prior to the transaction in substantially the same proportions as such  holders  owned such  voting  securities  immediately  prior to the transaction; or

          (d)  the  stockholders  of the Company  approve (i) a plan of complete liquidation of the Company or (ii) an agreement for the sale or disposition by the Company of all or substantially  all of the Company's assets (or any transaction having a similar effect).

                                   SECTION 13
                               LEGAL CONSTRUCTION

     13.1 Gender and Number.  Except where  otherwise  indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     13.2 Severability.  In the event any  provision  of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining  parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     13.3 Requirements  of Law.  The grant of Awards and the  issuance of Shares under this Plan shall be subject to all applicable  laws, rules and regulations, and to such  approvals  by any  governmental  agencies  or  national  securities exchanges as may be required from time to time.

     13.4 Securities Law Compliance.  With respect to Section 16 Persons, Awards under this Plan are intended to comply with all  applicable  conditions  of Rule
16b-3.  To the extent any provision of this Plan,  Award  Agreement or action by the  Committee  fails to so  comply,  it shall be deemed  null and void,  to the extent  permitted by law and deemed advisable or appropriate by the Committee in its sole discretion.

     13.5 Governing Law. This Plan and all Award  Agreements  shall be construed in accordance with and governed by the laws of the State of Delaware  (excluding its conflict of laws provisions).

                                      -22-

     13.6 Captions.  Captions are provided  herein for  convenience of reference only, and shall not serve as a basis for  interpretation or construction of this
Plan.

                                                       Adopted December 12, 2000

                                      -23-

                                  AMENDMENT TO
                         AMERICAN ITALIAN PASTA COMPANY
                           2000 EQUITY INCENTIVE PLAN

     Warren  B.  Schmidgall,   Secretary  of  American  Italian  Pasta  Company,
certifies as follows:

     The American  Italian Pasta Company 2000 Equity Incentive Plan (the "Plan")
is amended as follows:

     1.   The second  sentence  of Section 1.1 of the Plan is amended to read as follows:

     "This Plan permits the grant of Nonqualified Stock Options, Incentive Stock
Options, SARs, and Restricted Stock."

     2.   The definition of "Award" in the Plan is amended to read as follows:

     "Award" means,  individually  or  collectively,  a grant under this Plan of
Nonqualified Stock Options, Incentive Stock Options, SARs or Restricted Stock.

     3.   The  definition  of  "Company"  in the Plan is amended by deleting the second sentence thereof.

     4.   The  definitions of  "Performance  Period,"  "Performance  Share," and
"Performance Unit" in the Plan are deleted.

     5.   Section  4.1(b)  and 4.1(d) of the Plan is  amended  by  deleting  the number "1,000,000" and replacing it with the number "1,800,000."

     6.   A new paragraph 4.1(e) is added to read as follows:

     (e)  Notwithstanding  anything to the  contrary in this  Section 4.1, in no event shall grants of Restricted  Stock after the date of this amendment  exceed the sum of the number of Shares  available for issuance under this Plan prior to
approval  of  the  amendment  to  Section   4.1(b)  and  4.1(d)  herein  by  the
stockholders of the Company (the "Approval Date"),  plus any Shares which become available  through  forfeiture or  cancellation  of Awards  granted prior to the
Approval Date, plus 200,000 Shares.

     7.   Section 4.3 is amended by deleting the reference to Section 8.1.

     8.   Section 5.1 is amended by deleting the number  "500,000" and replacing it with the number "400,000."

     9.   Section 7.1 is amended by deleting the number  "500,000" and replacing it with the number "200,000."

     10.  Section  8 is  deleted  in its  entirety  and  shall be  reserved  for numbering purposes.

     Except as stated herein, the Plan is confirmed as written.

     This  Amendment  has been  adopted by the Board of Directors as of the 19th day of December,  2003.  The amendment to Section 4.1(b) and 4.1(d) is effective as of February 19, 2004, subject to approval of the Company's stockholders.

     Pursuant to a Unanimous  Written  Consent dated January 12, 2004, the Board of Directors adopted the following amendment to the 2000 Equity Incentive Plan.

          Section 5.5  "Exercisability  of Options" is hereby  amended by adding the following sentence to the end of such Section:

          "Unless specifically authorized by the Committee in an Award Agreement or  otherwise,  no Option  shall fully vest over a period of less than five years."

Date:  January 12, 2004                /s/ Warren B. Schmidgall
                                       -----------------------------------------
                                       Secretary